Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the accompanying Quarterly Report on Form 10-QSB of Embryo Development Corporation for the quarter ended January 31, 2005, the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Quarterly Report on Form 10-QSB for the quarter ended January 31, 2005 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended January 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of Embryo Development Corporation.


                           By: /s/ Matthew L. Harriton
                               -----------------------
                               Matthew L. Harriton
                             Chief Executive Officer
                             Chief Financial Officer
                                  March 8, 2005





A signed original of this written statement required by Section 906 has been provided to Embryo Development Corporation and will be retained by Embryo Development Corporation and furnished to the Securities and Exchange Commission or its staff upon request.